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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 29, 2003
                        (Date of earliest event reported)

                           VERIZON COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)

         Delaware                         1-8606                23-2259884
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)

1095 Avenue of the Americas,
New York, New York                                                    10036
(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (212) 395-2121

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item. 12.  Disclosure of Results of Operations and Financial Condition

Attached as an exhibit hereto is a press release and financial tables dated July 29, 2003 issued by Verizon Communications Inc. and included in its Investor Relations Bulletin. The information contained in this report, including the exhibit attached hereto, is also intended to be furnished under Item 9 "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934.

Non-GAAP Measures

Verizon's press release and financial tables include non-GAAP financial information. The consolidated statements of income before special items eliminates special items and non-recurring items of revenues, expenses, gains and losses primarily as a result of their non-operational and/or non-recurring nature. Management believes this presentation assists readers in better understanding our results of operations and trends from period to period, consistent with how management evaluates Verizon's consolidated and segment results of operations for a variety of internal measures including strategic business planning, capital allocation and compensation. Furthermore, while some of these items have been periodically reported in Verizon's consolidated results of operations, including significant severance and impairment charges, their occurrence in future periods is dependent upon future business and economic factors, among other evaluation criteria, and may frequently be beyond the control of management. As a result of these factors, management also provides this information externally, along with a complete reconciliation to their comparable GAAP amounts so readers have access to the detail and general nature of adjustments made to GAAP results.

Management believes that adjusted operating income before depreciation and amortization margin, free cash flow, net debt and wireless cash expense per subscriber per month, non-GAAP financial measures, are useful in evaluating financial performance. Margins, free cash flow and net debt are also commonly used by readers of financial information in assessing performance. Cash expense per subscriber is a non-GAAP measure used internally to evaluate expense efficiency.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               Verizon Communications Inc.
                                        ----------------------------------------
                                                      (Registrant)

Date: July 29, 2003                             /s/ David H. Benson
      -------------                     ----------------------------------------
                                        David H. Benson
                                        Senior Vice President and Controller

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                                  EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------
99             Press release and financial tables, dated July 29, 2003, issued by Verizon Communications Inc. and contained in its Investor
               Relations Bulletin.